SUMMARY PROSPECTUS

May 19, 2022

Relative Sentiment Tactical Allocation ETF

Ticker Symbol: MOOD

Listed on NYSE Arca, Inc.

Before you invest, you may want to review the statutory prospectus (the “Prospectus”), which contains more information about Relative Sentiment Tactical Allocation ETF (the “Fund”) and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, including the Fund’s Statement of Additional Information, online at www.relativesentimentetfs.com. You can also get this information at no cost by calling 215-882-9983 or by sending an e-mail request to ir@alphaarchitect.com. The current Prospectus and Statement of Additional Information dated May 19, 2022 are incorporated by reference into this Summary Prospectus.

Relative Sentiment Tactical Allocation ETF

Fund Summary

Investment Objective

Relative Sentiment Tactical Allocation ETF (the “Fund”) seeks long-term capital appreciation.

Fees And Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.65%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses[2]	0.06%
Total Annual Fund Operating Expenses	0.71%

[1]	Other Expenses are estimated for the current fiscal year.
[2]	“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$73	$227

Portfolio Turnover

The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. At the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange-traded fund (ETF). The Fund’s investment strategy is to seek to grow capital by tactically investing in other ETFs that invest in equity, bond, and gold based on “relative sentiment” factors. In the view of the Fund’s sub-adviser (Relative Sentiment Technologies, LLC, also referred to as the Sub-Adviser), relative sentiment measures the difference in sentiment between institutional investors and retail investors. The Sub-Adviser uses both public and third-party data sources to assess investor sentiment, including how those sentiments compare among institutional and retail investors. Some of the data sources used by the Sub-Adviser will differ in how they define or otherwise classify retail and institutional investors. For example, some public data sources capture and report trading information of investors who exceed certain prescribed regulatory transaction reporting thresholds. For purposes of the Fund, the Sub-Adviser would consider investors that exceed the regulatory transaction reporting thresholds to be institutional investors and those who do not exceed the applicable thresholds would be considered retail investors. Other third-party data sources will use different criteria in classifying retail and institutional investors. The Sub-Adviser will analyze such third-party data based on the source of the information and how it was compilated.

In the Sub-Adviser’s view, when relative sentiment increases for particular asset classes (like U.S. and foreign equity securities), that suggests institutions have become more bullish on those asset classes than retail investors generally. Conversely, when relative sentiment decreases, that suggests institutions have become more bearish on those asset classes compared to retail investors generally. The Fund’s portfolio will be tactically allocated among passively-managed U.S. and foreign, developed market, equity ETFs, bond ETFs, and, in some instances, gold exchange-traded products (ETPs) as described more below. That is, the Sub-Adviser will seek to allocate the Fund’s portfolio among the foregoing assets classes depending on whether they are then-currently more favored by institutional investors than by retail investors.

As noted above, the Fund’s portfolio will be comprised of ETFs that track broad equity indices, broad bond indices, and, in some instances, ETPs that invest in gold, all based on a suite of relative sentiment indicators.

Equity Allocation Determination

In general, the Sub-Adviser determines the Fund’s equity allocation by taking the average of the following four indicators, each of which can range from 0% (extreme relative bearishness) to 100% (extreme relative bullishness):

1.	Position-based relative sentiment indicator: This indicator measures relative sentiment of equity securities based on public data that reflect the relative holdings of institutional and retail investors in equities, long-duration bonds, and along the yield curve. Generally speaking, if, based on the data reviewed by the Sub-Adviser, institutional investors’ portfolios hold more equity securities than on average, and retail investors’ portfolios hold less equity securities than on average, that factor tends to suggest institutions are more relatively bullish on equities than retail investors.

2.	Survey-based relative sentiment indicator: This indicator uses third-party data to measure relative sentiment of equity securities using the results of economic survey data from institutional and retail investors. The third-party surveys focus on investors’ perceptions of the economic health of the following regions: United States, Europe, Japan, and Asia (ex-Japan). The Sub-Adviser uses an ensemble of publicly available machine learning algorithms to analyze the data (found by taking the difference in economic sentiment between institutional and retail investors across all four regions, respectively). Machine learning algorithms refer to technologies that enable a computer to “learn” from data it has processed to incorporate different assumptions or past experience into future computations or analyses. The Sub-Adviser analyzes the output of machine learning algorithms and identifies the results that are statistically significant. The Sub-Adviser then averages the outputs, which reflect forecasted equity allocations ranging from 0% and 100%, of the statistically significant models applied to U.S. equities to arrive at the target allocation for this indicator.

The Sub-Adviser then runs the same analysis for European equities and compares the target equity allocations between the U.S. and Europe to determine how the overall equity allocation will be distributed across U.S. and foreign, developed markets equities. For example, if the algorithms reflect equal institutional relative sentiment between U.S. and foreign, developed markets equity securities, the Fund’s equity allocation will generally be equally allocated between U.S. equity ETFs and foreign, developed market equity ETFs. If the results reflect a greater (lesser) institutional sentiment in U.S. securities, the Fund’s equity allocation will generally reflect a corresponding higher (lower) weighting in U.S. equity market ETFs.

3.	Cross-asset relative sentiment indicator: This indicator estimates relative sentiment of equity securities indirectly via the relative sentiment of certain non-equity assets (e.g., bonds, currencies, and commodities) that have historically been correlated to equities. For example, bullish relative sentiment in natural gas has typically been bullish for equities.

4.	Retail macro sentiment indicator: This indicator measures the sentiment of retail investors on various commodities that are generally correlated with growth and inflation. When retail investors are very bullish, that tends to correlate with these commodities having performed very well—which suggests inflationary pressures are rising and historically that has been bad for equities moving forward. Conversely, if retail investors are very bearish on the select commodities, that suggests these commodities have been doing poorly, which tends to mean deflationary pressures are rising. Equities have tended to do poorly in this case as well. If the retail investor sentiment in these select commodities is neither too hot nor too cold, equities have tended to do well going forward. So, this indicator aggregates that information into a summary allocation that rises when sentiment is in a “goldilocks” zone and decreases outside of that zone.

As noted above, each of the foregoing four indicators will result in a value that ranges from 0% to 100%. The Sub-Adviser uses the average of the four indicators to recommend the Fund’s allocation to equity securities. In general, the indicator average will increase when institutions are more relatively bullish toward risk assets than retail investors (and vice versa).

As noted above, the Sub-Adviser will recommend the Fund’s equity allocations between U.S. equity ETFs and foreign, developed market equity ETFs based on the results of the survey indicator (the second indicator described above) as applied to U.S. and foreign equity securities. The Sub-Adviser will invest the Fund’s U.S. equity allocation in the Vanguard Total Stock Market Index Fund and/or the iShares Core S&P Trust U.S. Stock Market ETF. The Sub-Adviser will invest the Fund’s allocation to foreign, developed market equity in the iShares Core MSCI EAFE ETF and/or the Vanguard Developed Markets Index Fund.

Bond and Gold Allocations

Once the Sub-Adviser has determined the Fund’s equity allocation, the Sub-Adviser will recommend that the Fund allocate the remainder of its portfolio to broad-based bond ETFs and in, some instances, to gold exchange-traded products (EDPs). The Sub-Adviser will allocate the Fund’s bond investments in liquid, low-cost ETFs that invest in high-quality fixed income instruments (e.g., U.S. government and investment grade bonds) and liquid, low-cost ETFs that invest in Treasury Inflation-Protected Securities (“TIPS”) based on the degree of retail macro sentiment in commodities. The retail macro sentiment in commodities is reflective of inflationary (or deflationary) pressures so as this sentiment increases (i.e., more bullish) the Sub-Adviser will increase the allocation to TIPS ETFs and vice versa.

The Sub-Adviser will invest the Fund’s bond allocation in the iShares Core US Aggregate Bond ETF and/or Vanguard Total Bond Market Index Fund. The Sub-Adviser will invest the Fund’s TIPS allocation in the Schwab U.S. TIPS ETF and/or iShares TIPS Bond ETF. The Sub-Adviser will invest the Fund’s gold allocation in the SPDR Gold MiniShares and/or GraniteShares Gold Trust. The Sub-Adviser will recommend that the Fund’s portfolio hold gold ETPs when the following two sentiment conditions are met:

1.	U.S. dollar relative sentiment: Relative sentiment in the U.S. dollar is bearish. The Sub-Adviser measures U.S. dollar relative sentiment directly by looking at how institutional and retail traders are positioned in the U.S. dollar index futures.

2.	Federal Reserve policy sentiment: Real 10-year interest rates are declining over a multi-week time period.

If both of the foregoing conditions are met, the Sub-Adviser will generally evenly allocate the Fund’s non-equity holdings between bond ETFs and gold ETPs but will generally limit gold ETP holdings to approximately 20% of the Fund’s portfolio.

The Sub-Adviser may also allocate to gold ETPs if the Equity Allocation Determination, as described above, is less than 50%.

Reallocations

The Sub-Adviser recomputes each of the aforementioned indicators on a weekly basis, except the survey-based equity relative sentiment indicator (the second indicator above) is recomputed monthly because the underlying data is released monthly. To minimize portfolio turnover, the Sub-Adviser will generally reallocate the Fund’s holdings only if the results of relative sentiment indicator calculations reflect material deviations from the Fund’s then-current portfolio holdings.

The Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

Principal Risks

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Risks”.

Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Quantitative Security Selection & Model Risk. Data for some investors’ holdings or sentiments may be less available and/or less current than data used by other investment advisory firms. The Sub-Adviser uses quantitative analyses, and its processes could be adversely affected if erroneous or outdated data is utilized. Moreover, the data utilized to evaluate investor sentiment will reflect data that is collected by regulators and other third-parties. This data may be incomplete or incorrect and therefore could be inaccurate in whole or in part. If the data is incomplete or incorrect, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the data been more comprehensive. In addition, securities selected using a quantitative analysis could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic, and changes in the characteristic’s historical trends.

Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund.

Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Foreign Investment Risk. Returns on investments in underlying ETFs that invest foreign securities could be more volatile than, or trail the returns on, ETFs that invest in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.

Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.

Bond Risks. In general, the Fund will be subject to bond and fixed income risks. When relative sentiment in equities is “bearish,” those risks will be heightened, because the Fund will invest a higher percentage of its assets in underlying bond ETFs.

Changes in interest rates generally will cause the value of fixed-income and bond instruments held by underlying ETFs to vary inversely to such changes. For example, as interest rates increase, bond prices generally will decrease. The historically low interest rate environment heightens the risks associated with rising interest rates. Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. Fixed-income instruments that are fixed-rate are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates. The prices of floating rate fixed-income instruments tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. Underlying ETFs may invest in short-term securities that, when interest rates decline, affect the ETF’s yield as these securities mature or are sold and the ETF purchases new short-term securities with lower yields. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow.

An overview of some of the fixed income and floating rate risks is under the heading - Additional Information about the Fund’s Investment Objective and Strategies.

Gold Risk. The Fund may, from time to time, invest in underlying exchange-traded products that, in turn, invest primary in the gold industry. The prices of gold and gold operation companies are affected by the price of gold as well as other prevailing market conditions. These prices may be volatile, fluctuating substantially over short periods of time. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the price of gold may be adversely affected.

A more complete description of some of the risks associated with investing in gold is under the heading - Additional Information about the Fund’s Investment Objective and Strategies.

Non-Diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss.

High Portfolio Turnover Risk. The Fund’s investment strategy is expected to result in higher turnover rates. This may increase the Fund’s brokerage commission costs, which could negatively impact the performance of the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.

Fund of Funds Risk. Because it invests primarily in other funds, the Fund’s investment performance largely depends on the investment performance of the selected underlying exchange-traded funds (ETFs) and exchange-traded products (ETPs). An investment in the Fund is subject to the risks associated with the ETFs and ETPs that then-currently comprise the Fund’s portfolio. At times, certain of the segments of the market represented by the Fund’s ETFs and ETPs may be out of favor and underperform other segments. The Fund will indirectly pay a proportional share of the expenses of the underlying ETFs and ETPs in which it invests (including operating expenses and management fees), which are identified in the fee schedule above as “Acquired Fund Fees and Expenses.”

Machine Learning Risk. The Fund relies on publicly available “machine learning” selection processes as well as data and information supplied by third parties that are utilized in those processes. To the extent the machine learning process does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented and the Fund may lose value. If the input data is incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the data been correct and complete.

ETF Risks.

●	Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on NYSE Arca, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares.

●	Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.

●	Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of the Fund’s Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be significantly less liquid than the Fund’s Shares, potentially causing the market price of the Fund’s Shares to deviate from its NAV.

New Sub-Adviser Risk. The Sub-Adviser has no experience with managing an ETF, which may limit the Sub-Adviser’s effectiveness. Further, the Sub-Adviser has no experience managing accounts or pooled vehicles. In addition, although the Sub-Adviser has retained third-party vendors to perform certain functions (e.g., compliance services, operations, etc.) employs a single individual and has limited resources, which may prevent it from being able to continue to provide sub-advisory services if the principal becomes incapacitated. Over time, the Sub-Adviser will augment its resources as market conditions permit. In addition, the Sub-Adviser regularly evaluates its business continuity plan with the Adviser to ensure continuity of operations and portfolio management should a disruption to operations occur.

New Fund Risk. The Fund is a recently organized investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.

PERFORMANCE

The Fund has not commenced operations as of the date of this Prospectus. Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at www.relativesentimentetfs.com.

Investment Adviser & Investment Sub-Adviser

Investment Adviser:	Empowered Funds, LLC (“Adviser”)
Investment Sub-Adviser:	Relative Sentiment Technologies, LLC (“Sub-Adviser”)

Portfolio Managers

Dr. Raymond Micaletti of the Sub-Adviser, has been jointly and primarily responsible for the day-to-day management of the Fund since 2022.

Dr. Raymond Micaletti provides his recommendations to Messrs. Brandon Koepke and Richard Shaner, Portfolio Managers of the Adviser, who, since 2022, have also been primarily and jointly responsible for the day-to-day management of the Fund.

Summary Information about Purchases, Sales, Taxes, and Financial Intermediary Compensation

Purchase And Sale Of Fund Shares

The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 10,000 Shares, called “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is in an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.

Purchases Through Broker-Dealers And Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.